UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2007

                          WALKER FINANCIAL CORPORATION
                          ----------------------------

             (Exact name of registrant as specified in its charter)


        Delaware                      0-5418                   13-2637172
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



           990 Stewart Avenue - Suite 650, Garden City, New York 11530
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (516) 832-7000

                                   Copies to:
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTS AND FINANCIAL STATEMENTS.

On January 25, 2007, the Registrant received written notification confirming a decision on January 19, 2007 by Registrant and Marcum & Kliegman, LLP to terminate their client - auditor relationship. On January 29, 2007 the Registrant appointed and engaged Russell, Bedford, Stefanaou, Mirchandani, LLP ("Russell Bedford") , as their independent accountants for the year ended December 31, 2006. This change in accountants was approved by the Registrant's Board of Directors. During the most recent two fiscal years and the portion of time preceding the decision to engage "Russell Bedford", neither the Registrant nor anyone engaged on its behalf has consulted with "Russell Bedford" regarding
(i) either the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on the Registrants financial statements; or (ii) any matter that was either subject of a disagreement (as defined in Item 304(a)(10)(iv) of Regulation S-B or a reportable event).

The audit reports issued by Marcum & Kliegman, LLP with respect to the Registrants financial statements for the fiscal year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Marcum & Kliegman, LLP's report contained an explanatory paragraph regarding substantial doubt about the Registrants ability to continue as a going concern. Since the engagement of Marcum & Kliegman, LLP thru January 19, 2006 including its review of financial statements for the quarter ended September 30, 2006, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum & Kliegman LLP would have caused them to make reference therein in their report on the financial statements.

Although a mutual decision, the decision by Registrant to have a change in accountants does not result in any dissatisfaction with the quality of professional services rendered by Marcum & Kliegman, LLP.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01       Exhibits.


Exhibit Number 16.1  Letter from Marcum & Kliegman, LLP dated January 25, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          WALKER FINANCIAL CORPORATION



Date: January 31, 2007                 /s/ Mitch Segal
                                       ---------------
                                       Mitch Segal
                                       Chief Executive Officer